SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2006

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	0-9435	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas 78613
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)
___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01.	REGULATION FD DISCLOSURE
ITEM 8.01.	OTHER EVENTS

        On February 9, 2006, the Company issued a press release announcing that it has added Ms. Debra Funderburg to its Board of Directors. A copy of the press release is attached hereto.
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibit

Item	Title

99.1	Press Release dated February 9, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FIELDPOINT PETROLEUM CORPORATION
Date: February 10, 2006	By: /s/ Ray Reaves Ray Reaves, President